SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 6, 2003

THE MONY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14603	13-3976138
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Broadway

New York, New York

(Address of principal executive offices)

10019

(Zip Code)

(212) 708-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On February 6, 2003, The MONY Group Inc. issued a News Release reporting its financial results for the fourth quarter and year-ended December 31, 2002. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	News Release of The MONY Group Inc., dated February 6, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three Months and Twelve Months Ended December 31, 2002 and 2001.”

Item 9. Regulation FD Disclosure.

The material attached hereto as Exhibit 99.2, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONY GROUP INC.

By:	/s/ RICHARD DADDARIO
Richard Daddario Executive Vice President and Chief Financial Officer

Date: February 6, 2003

Exhibit Index

99.1	News Release of The MONY Group Inc., dated February 6, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three Months and Twelve Months Ended December 31, 2002 and 2001.”